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                    SECOND AMENDMENT TO RESTATED AND AMENDED
                           REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT is made as of the 20th day of April, 1995, by and between MERRILL CORPORATION, a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

     FIRST: The Borrower and the Bank executed and delivered a Restated and Amended Revolving Credit Agreement dated as of June 20, 1994 (the "Loan Agreement") pursuant to which the Bank committed to extending certain financial accommodations to the Borrower on the terms and subject to the conditions therein contained.

     SECOND: The Borrower and the Bank executed and delivered that certain Amendment to Restated and Amended Revolving Credit Agreement dated as of September 29, 1994 (the "First Amendment"). (The Loan Agreement, as amended by the First Amendment, may be referred to hereafter as the "Loan Agreement".)

     THIRD: Section 7.09 of the Loan Agreement provides that neither Borrower nor any of its Subsidiaries shall enter into any arrangements for the leasing of any real or personal property under leases which require payment by the Borrower or its Subsidiaries on a consolidated basis of rental amounts in the aggregate in excess of $4,000,000 in any one fiscal year. Borrower's expenditures for its fiscal year ending January 31, 1995 were approximately $4,523,000. Borrower has requested waiver of such default and certain amendments to the Loan Agreement.

     FOURTH: The Bank has agreed to waive such default and to amend the provisions of the Loan Agreement but only on the terms herein provided.

     NOW, THEREFORE, for One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. RECITALS. The parties hereto acknowledge the truth of the Recitals to this Agreement, and the Recitals are hereby made an integral part hereof.

     2. AMENDMENT TO LOAN AGREEMENT. The parties hereto hereby agree to amend the Loan Agreement as follows:

          (a) As of the date hereof, the definition of Cash Flow Leverage contained in Section 1.01 of the Loan Agreement is hereby deleted and substituted therefor is the following:

          "Cash Flow Leverage" means the ratio of (a) total interest bearing Debt, including capital leases, plus an amount equal to 2.5 times operating lease expense, of the Borrower and its Subsidiaries, to (b) net income of


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          the Borrower and its Subsidiaries before extraordinary gains and losses, plus depreciation expense, amortization expense, and operating lease expense, minus capital expenditures, minus dividends, all calculated over the four consecutive quarters ending as of the date of the test.

          (b) As of the date hereof, Section 7.09 is hereby deleted in its entirety.

          (c) As of the date hereof, Exhibit B is hereby deleted in its entirety and substituted therefor is EXHIBIT B attached hereto and made a part hereof.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower reaffirms that as of the date hereof, the representations and warranties contained in Article V of the Loan Agreement are true and correct as of the date hereof, except for those representations and warranties that are by their terms, specifically limited at an earlier date.

     4. NO EVENT OF DEFAULT. As of the date hereof, except for the Event of Default described in the Third Recital hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

     5. MISCELLANEOUS. The Borrower acknowledges and agrees that the loans and other amounts outstanding under the Loan Agreement or evidenced by the Note are due without offset, counterclaim or defense. This Agreement shall be governed by the laws of the State of Minnesota and may not be amended except in a writing executed by the parties hereto. Except as expressly amended hereby, all of the other terms and conditions of the Loan Agreement shall remain the same. The Borrower agrees to pay the Bank for the costs and expenses of drafting this Amendment including reasonable attorneys' fees. This Agreement may be executed in counterparts, each of which shall constitute an integrated part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                     MERRILL CORPORATION

                                     By /s/ John W. Castro
                                       -----------------------------------------
                                       Its President and Chief Executive Officer


                                     And By /s/ John B. McCain
                                            ------------------------------------
                                       Its Vice President and
                                           Chief Financial Officer


                                     FIRST BANK NATIONAL ASSOCIATION

                                     By /s/ Steven L. Flack
                                       -----------------------------------------
                                       Its Vice President
                                          --------------------------------------


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                                    EXHIBIT B


                             COMPLIANCE CERTIFICATE


     The undersigned officer of MERRILL CORPORATION, a Minnesota corporation (the "Borrower"), hereby certifies and represents and warrants to FIRST BANK MINNEAPOLIS, NATIONAL ASSOCIATION (the "Bank") pursuant to SECTION 6.01 of the Revolving Credit Agreement dated June 20, 1994, as amended from time to time (the "Loan Agreement") by and between the Borrower and the Bank, as follows:

     1. The Consolidated financial statements of the Borrower and its Subsidiaries as at _______________________________ (the "Report Date") and for the year to date, which have previously been provided to you, have been prepared in accordance with generally accepted accounting practices.

     2. The undersigned has no knowledge of the occurrence of any Event of Default under the Loan Agreement or of any event not heretofore reported and remedied, which with notice or lapse of time or both would constitute an Event of Default, except as follows:

     3. As of the Report Date, the Borrower is in compliance with the following financial covenants contained in the following Sections of the Loan Agreement, except as specifically set forth herein:

     Section 6.08 CONSOLIDATED TANGIBLE NET WORTH.
          (not less than $37,500,000)

                                                                 $_____________

     Section 6.09 CASH FLOW LEVERAGE.
          (not to exceed 5.0 to 1.0)

               (a)  Total interest bearing debt                  $_____________
               (b)  Operating lease expense                      $_____________
               (c)  Product of 2.5 x (b)                         $_____________
               (d)  Sum of (a) plus (b)                          $_____________
               (e)  For 12 months ending _______
                         Net income                              $_____________
                         Depreciation and amortization expense   $_____________
                         Operating lease expense                 $_____________
                         Capital expenditures                   ($_____________)
                         Dividends                              ($_____________)

                              Total                              $_____________

                              Ratio - (d) to (e)                  _____________

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     Section 7.01   LIENS.
          (not to exceed $500,000)

          liens on assets of Borrower or Subsidiaries incurred after June 20, 1994 in favor of party other than the Bank.
                                                                 $_____________

     Section 7.02   INDEBTEDNESS.
          (not to exceed $1,500,000)

          aggregate outstanding indebtedness of the Borrower and Subsidiaries incurred after June 20, 1994 and owed to a party other than the Bank.

                                                                 $_____________

     Section 7.06 CONSOLIDATION AND MERGER; ACQUISITION OF ASSETS. (not to exceed $2,500,000 in any consecutive 12-month period)

          (i)    consolidation and merger                        $_____________
          (ii)   acquisition of assets                           $_____________
          (iii)  acquisition of stock                            $_____________

                                           TOTAL                 $_____________

     Section 7.08   EXPENDITURES FOR FIXED ASSETS.
          (not to exceed $15,000,000 in any 12 consecutive months)

                                                                 $_____________


     4. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement. If there is any inconsistency between the terms of this Compliance Certificate and the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of ______________, 199__.


                                        MERRILL CORPORATION


                                        By
                                          --------------------------------------
                                          Its Chief Financial Officer


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